AFL-CIO Housing Investment Trust

The AFL-CIO Housing Investment Trust (HIT) is a nearly $6.1 billion fixed-income mutual fund that specializes in high credit quality multifamily mortgage-backed securities.

The HIT has more than 30 years of success in impact investing – generating competitive returns for pension and other eligible funds while also providing the vital collateral benefits of union jobs and affordable housing for working people.

The HIT’s investments have had significant positive impacts on communities across the country. Since inception, the HIT has created the following impacts:

$30.1 billion total economic impact*

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Invested $11.6 billion nationally since inception in 1984, financed 514 projects in 29 states and the District of Columbia

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Created over 169.2 million hours of union construction labor.

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Generated over 180,870 total jobs in communities across the U.S.

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Created $11.8 billion in personal income including benefits, with $5.9 billion for construction workers

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Produced approximately 110,460 housing and healthcare units nationwide, with 66% of the housing units affordable or workforce housing

$3.7 billion in tax revenues*

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State and local revenue of nearly $1.2 billion

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Federal revenue of nearly $2.5 billion

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Since inception dates from 1984-2018. Data current as of March 31, 2019 and in 2018 dollars.

March 2019

AFL-CIO Housing Investment Trust

WORK GENERATED FOR PLUMBERS, FITTERS,
WELDERS AND SERVICE TECHS

Last 10 Years (2009-2019)

Trade	Estimated Hours Worked
Plumbers, Fitters, Welders and Service Techs	6,583,350
Total All Trades	59,836,380

Since the HIT’s inception in 1984

Trade	Estimated Hours Worked
Plumbers, Fitters, Welders and Service Techs	18,616,130
Total All Trades	169,225,250

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331- 8055 or view the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Avenue, NW, Suite 200

Washington, DC 20037

(202) 331-8055

www.aflcio-hit.com

March 2019